EXHIBIT 99.1

NEWS RELEASE

Synopsys Enters Definitive Agreement to Sell its Software Integrity Business

to Clearlake Capital and Francisco Partners

Highlights:

•	Transaction will establish the Software Integrity Group as a newly independent, leading application security testing software provider.

•	The transaction, valued at up to $2.1 billion, is expected to close in the second half of 2024, subject to customary closing conditions including the receipt of required regulatory approvals.

•	Synopsys sharpens focus on accelerating its silicon to systems strategy and advancing its core design automation and design IP businesses.

SUNNYVALE, Calif., May 6, 2024 – Synopsys, Inc. (NASDAQ: SNPS) today announced it has entered into a definitive agreement with Clearlake Capital Group, L.P. (“Clearlake”) and Francisco Partners, two global private equity firms, for the sale of its Software Integrity Group business in a transaction with a total value of up to $2.1 billion, including up to $475 million in cash payable upon Francisco Partners and Clearlake achieving a specified rate of return in connection with one or more liquidity transactions. Upon completion of the transaction, the business will emerge as a newly independent application security testing software provider.

The existing Software Integrity Group management team is expected to lead the newly independent, privately held company after the transaction closes. The name of the new standalone entity will be announced at a later date. Synopsys is committed to a seamless transition for the Software Integrity Group team, customers, and partners.

“Clearlake and Francisco Partners have a strong track record of success investing in growing software platforms and are ideal partners to continue growing this business as an independent, world-class software security provider,” said Sassine Ghazi, president and CEO of Synopsys. “For Synopsys, this move sharpens our focus on the unprecedented, high-growth opportunity we have in our core business – where the engineering of silicon and systems is converging as technology R&D teams look to capitalize on this AI-driven era of pervasive intelligence.”

“We are excited to partner with Synopsys to complete the carve-out of its Software Integrity Group, a leading provider of application security testing solutions,” said Dipanjan “DJ” Deb, Co-Founder and CEO of Francisco Partners. “Francisco Partners has a long history of working with leading technology companies to carve-out divisions and business units that can benefit from greater focus and flexibility as standalone entities, and where our Francisco Partners Consulting operating team can bring resources and expertise to help accelerate growth.”

“As security becomes more embedded in DevOps workflows, we believe the demand and importance of application security testing providers will continue to rise,” said Behdad Eghbali, Co-Founder and Managing Partner of Clearlake. “We are ready to leverage Clearlake’s O.P.S.® framework to foster operational enhancements, build upon the Software Integrity Group’s robust product offering, and fuel new growth as a standalone enterprise.”

“Advancements in generative artificial intelligence technology are likely to disrupt the software development lifecycle over time, increasing the velocity of code generation and introducing new forms of software risk. The Software Integrity Group’s strong portfolio of application security testing products provides enterprise customers with tools that integrate security into developer’s workflows. This ensures developers can create high quality, secure and compliant code that minimizes cybersecurity risks, including risks arising from generative artificial intelligence, and directly addressing a growing need in the market,” said Prashant Mehrotra, Partner, and Sean Courtney, Principal, at Clearlake.

“Enterprise engineering and security teams face an increasingly dynamic and challenging threat environment today, and ensuring the quality and security of their software applications has become a top strategic priority. Synopsys’ Software Integrity Group is a leader in application security testing solutions, providing a comprehensive platform for software engineers and security teams to secure and protect their mission-critical software applications,” said Brian Decker and Evan Daar, Partners at Francisco Partners. “We look forward to working with the leadership team at the Software Integrity Group to accelerate growth and innovation as a standalone company.”

Synopsys’ Software Integrity Group provides integrated software solutions that transform the way development teams build and deliver software, accelerating innovation while addressing business risk. Its comprehensive, industry-leading portfolio of software security products interoperates with third-party and open-source tools, allowing organizations to leverage existing investments to build the security program that is best for them.

The transaction, which was unanimously approved by Synopsys’ Board of Directors, is currently expected to close in the second half of 2024, subject to customary closing conditions including the receipt of required regulatory approvals.

Advisors

J.P. Morgan served as financial advisor and Cleary Gottlieb Steen & Hamilton served as legal advisor to Synopsys. Evercore, Deutsche Bank, and Barclays acted as financial advisors to Clearlake and Francisco Partners. Sidley Austin acted as lead legal advisor to Clearlake and Francisco Partners. Simpson Thacher & Bartlett also advised Francisco Partners.

About Synopsys

Catalyzing the era of pervasive intelligence, Synopsys, Inc. (Nasdaq: SNPS) delivers trusted and comprehensive silicon to systems design solutions, from electronic design automation to silicon IP and system verification and validation. We partner closely with semiconductor and systems customers across a wide range of industries to maximize their R&D capability and productivity, powering innovation today that ignites the ingenuity of tomorrow. Learn more at www.synopsys.com.

About Clearlake

Founded in 2006, Clearlake is an investment firm operating integrated businesses across private equity, credit, and other related strategies. With a sector-focused approach, the firm seeks to partner with experienced management teams by providing patient, long term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are technology, industrials, and consumer. Clearlake currently has over $75 billion of assets under management, and its senior investment principals have led or co-led over 400 investments. The firm is headquartered in Santa Monica, CA with affiliates in Dallas, TX, London, UK, Dublin, Ireland, and Singapore. Learn more at www.clearlake.com.

About Francisco Partners

Francisco Partners is a leading global investment firm that specializes in partnering with technology and technology-enabled businesses. Since its launch nearly 25 years ago, Francisco Partners has invested in more than 400 technology companies, making it one of the most active and longstanding investors in the technology industry. With approximately $45 billion in capital raised to date, the firm invests in opportunities where its deep sectoral knowledge and operational expertise can help companies realize their full potential. Learn more at www.franciscopartners.com.

Synopsys Contacts:

Trey Campbell

Investor Relations

Synopsys-ir@synopsys.com

Cara Walker

Media Relations

corp-pr@synopsys.com

PE Contacts:

CLEARLAKE

Jennifer Hurson Lambert

jhurson@lambert.com

FRANCISCO PARTNERS

Whit Clay / Jake Cohen

Sloane & Company

wclay@sloanepr.com / jcohen@sloanepr.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction, including, but not limited to, statements regarding the proposed transaction, the anticipated timing of the closing thereof and the post-closing transition of the Software Integrity Group, and its customers and partners; the market outlook, products and business of Synopsys and the new standalone company following the transaction, and the benefits of and costs from the transaction to Synopsys and the new standalone company; the total consideration (including the portion of the purchase price payable upon Francisco Partners and Clearlake Capital achieving a specified rate of return in connection with one or more liquidity transactions) and the potential financing for the transaction; Synopsys’ and the new standalone company’s expectations and objectives; strategies related to Synopsys’ and the new standalone company’s products, technology and services; trends, opportunities, strategies and technological trends, such as artificial intelligence; and customer demand and market expansion of each of Synopsys and the new standalone company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these words or other comparable terminology to convey uncertainty of future events or outcomes. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many risks, uncertainties and other factors could cause actual future events to differ materially from those expressed or implied in forward-looking statements in this press release, including, but not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies that may adversely affect each of Synopsys’ and the new standalone company’s business, financial condition, operating results, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of certain governmental and regulatory approvals on the terms expected, in a timely manner, or at all, (iii) the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect, following completion of the proposed transaction (if completed), Synopsys or the new standalone company or the expected benefits of the proposed transaction, (iv) uncertainties as to Clearlake and Francisco Partners’ access to available financing to consummate the proposed transaction upon acceptable terms and on a timely basis, or at all, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the equity purchase agreement, (vi) the effect of the announcement or pendency of the proposed transaction on Synopsys’ business relationships, competition, business, financial condition, and operating results, (vii) risks that the proposed transaction disrupts current plans and operations of Synopsys and the ability of Synopsys to retain and hire key personnel, (viii) risks related to diverting the attention of Synopsys’ management team from the ongoing business operations of Synopsys or Synopsys’ pending acquisition of ANSYS, Inc., (ix) the outcome of any legal proceedings that may be instituted against Synopsys related to the proposed transaction, (x) the ability of Synopsys to implement its plans, forecasts, expected financial performance and other expectations with respect to its business after the completion of the proposed transaction and realize the benefits expected from the proposed transaction (if completed), (xi) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xii) uncertainty in the macroeconomic and geopolitical environment and its potential impact on the semiconductor and electronics industries, (xiii) uncertainty in the growth of the semiconductor, electronics and artificial intelligence industries, (xiv) the highly competitive industry Synopsys operates in, (xv) actions by the U.S. or foreign governments, such as the imposition of additional export restrictions or tariffs, (xvi) consolidation among Synopsys’ customers and its dependence on a relatively small number of large customers, (xvii) legislative, regulatory and economic developments affecting Synopsys’ business, (xviii) the evolving legal, regulatory and tax regimes under which Synopsys operates, and (xix) restrictions during the pendency of the proposed transaction that may impact Synopsys’ ability to pursue certain business opportunities or strategic transactions.

Additional information on potential risks, uncertainties and other factors that could affect Synopsys’ results is included in filings we make with the SEC from time to time, including in the sections entitled “Risk Factors” in Synopsys’ latest Annual Report on Form 10-K and in its latest Quarterly Report on Form 10-Q. The information provided herein is as of May 6, 2024. Synopsys undertakes no duty to, and does not intend to, update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law.